ACCESS BEYOND, INC.
                          1300 Quince Orchard Boulevard
                          Gaithersburg, Maryland 20878

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           To be Held on March 6, 1997

                          -----------------------------

To the Stockholders of
ACCESS BEYOND, INC.

     Please Take Notice that a special meeting of Stockholders (the "Special Meeting") of Access Beyond, Inc. (the "Company") will be held on March 6, 1997, at 10:00 a.m., at the offices of the Company at 1300 Quince Orchard Boulevard, Gaithersburg, Maryland.

     The Special Meeting will be held for the following purposes:

     1. To approve and adopt the Company's Amended and Restated 1996 Long Term Incentive Plan;

     2.   To  approve  and  adopt  the  Company's   Amended  and  Restated  1996
          Non-employee Directors' Stock Option Plan; and

     3. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on February 4, 1997 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or adjournments thereof.

     YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                        By Order of the Board of Directors,

                                        Ronald A. Howard,
                                        President



   Dated: February 10, 1997

                               ACCESS BEYOND, INC.
                          1300 Quince Orchard Boulevard
                          Gaithersburg, Maryland 20878

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Access Beyond, Inc. (the "Company") of proxies to be voted at a special meeting of stockholders (the "Special Meeting") to be held on March 6, 1997, at 10:00 a.m., at the offices of the Company at 1300 Quince Orchard Boulevard, Gaithersburg, Maryland, and any and all adjournments thereof.

     The solicitation will be by mail, and the cost of such solicitation, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of such stock, will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, cable or electronic mail. The Company has retained MacKenzie Partners, Inc. ("MacKenzie"), a proxy solicitation firm, for assistance in connection with the Special Meeting. The anticipated cost of MacKenzie's services is approximately $7,500.

     The shares represented by each duly executed proxy received by the Board of Directors before the Special Meeting will be voted at such Meeting as specified in the proxy. Stockholders who execute proxies nevertheless retain the right to revoke them at any time before they are voted.


     This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about February 11, 1997.


                        VOTING SECURITIES AND RECORD DATE

     The Board of Directors has designated February 4, 1997, as the record date (the "Record Date") for determining the stockholders entitled to vote at the Special Meeting. On the Record Date, the total number of shares of common stock, par value $.01 per share, of the Company ("Common Stock") issued and outstanding and entitled to vote was 11,989,587.

     The stockholders of the Company are entitled to one vote for each share of Common Stock held of record as to each of the two proposals. The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. On all matters submitted to the vote of stockholders other than an amendment to the Company's By-laws or to certain provisions of the Company's Certificate of Incorporation or the removal of directors, the affirmative vote of a majority of the shares of Common Stock, present in person or by proxy, at the Special Meeting and entitled to vote on the subject matter shall be the act of the stockholders. Abstentions will be treated as votes against a proposal; broker non-votes will be counted towards a quorum, but will not be counted for purposes of determining whether a matter has been approved by the stockholders.

     All shares of Common Stock represented at the Special Meeting by properly executed proxies received by the Company, and not revoked prior to the taking of the vote, will be voted at the Special Meeting in accordance with the instructions on such proxies. If no instructions are indicated, such proxies will be voted in favor of all of the proposals.

     The Company does not know of any matters which will be presented at the Special Meeting other than the proposals specified in Items 1 and 2 of the Notice of Special Meeting. However, if any other matters are properly presented at the Special Meeting for action, the proxy holders will have the authority to vote on such matters in their discretion.

     Any proxy given pursuant to this solicitation may be revoked by the stockholder who granted such proxy by giving notice thereof at any time before the proxy is voted by (a) submitting a new proxy with a later date, (b) submitting a written revocation to the Company or (c) attending the Special Meeting and voting thereat. Revocation by written notice will not be effective until such written notice is received by the Secretary of the Company. All notices of revocation of proxies should be delivered to the Secretary either (i) at Access Beyond, 1300 Quince Orchard Boulevard, Gaithersburg, Maryland 20878, prior to the Special Meeting, or (ii) at the Special Meeting. Attendance by a stockholder at the Special Meeting will not, in itself, constitute revocation of such stockholder's proxy.

                                   MANAGEMENT

Executive Officers and Directors

     The following persons are the Directors and executive officers of the Company and have served in such capacity since the distribution of the Company's Common Stock in November, 1996:

Name                          Age        Title
----                          ---        -----
Ronald A. Howard              40         Chairman of the Board, President, Chief
                                         Executive Officer, and
                                         Class III Director

John Clary                    50         Senior Vice President and Chief
                                         Operating Officer

James P. Gallagher            52         Vice President-Worldwide Sales

Mark Silverman                34         Vice President-Research and Development

Barbra Perrier                41         Class I Director

Paul Schaller                 48         Class I Director

John Howard                   43         Class II Director

Arthur Samberg                55         Class II Director


     All of the above officers and directors are eligible to receive options granted under either the Company's Amended and Restated 1996 Long Term Incentive Plan, (the "Incentive Plan") or the Company's Amended and Restated 1996 Non-employee Directors' Stock Option Plan (the "Directors' Plan"). For further information on the number of options granted by the Company to executive officers and to Directors under the Incentive Plan or the Directors' Plan (collectively, the "Plans") see page 10.

               PRINCIPAL SHAREHOLDERS; SHARES HELD BY MANAGEMENT

     The following table sets forth, as of January 31, 1997, certain stock ownership information with respect to the Directors of the Company, all persons who, to the knowledge of the Company, are the beneficial owners of more than 5% of the Common Stock outstanding, and all of the Company's executive officers and Directors as a group:

                                            Number of Shares of
                                                Common Stock       Percentage of
Name and Address of Beneficial Owner         Beneficially Owned     Ownership(1)
------------------------------------         ------------------     ------------
Ronald A. Howard                                  925,603                7.7%
1300 Quince Orchard Boulevard
Gaithersburg, Maryland 20878

John Howard                                          --                  --
80 Irving Place
New York, New York 10003

Barbara Perrier(2)                                 10,000                 *
8975 Guilford Road
Columbia, Maryland 21046

Arthur Samberg(3)                               1,925,000               16.1%
354 Pequot Avenue
Southport, Connecticut 06490

Paul Schaller                                        --                  --
6 Applewood Lane
Portola Valley, California 94028

John Clary                                           --                  --
1300 Quince Orchard Boulevard
Gaithersburg, Maryland 20878

James P. Gallagher                                 63,000                 *
1300 Quince Orchard Boulevard
Gaithersburg, Maryland 20878

Mark Silverman                                     32,000                 *
1300 Quince Orchard Boulevard
Gaithersburg, Maryland 20878

All directors and executive officers as a       2,948,603               24.6%
group (8 persons)

Henry D. Epstein                                  823,029                6.9%
1300 Quince Orchard Boulevard
Gaithersburg, Maryland 20878


Richard L. Chilton, Jr.(4)                        850,000                7.1%
399 Park Avenue
New York, New York 10022


Pequot Partners Fund, L.P.(3)                   1,925,000               16.1%
Pequot Endowment Fund, L.P. and Pequot
International Fund, Inc.
354 Pequot Avenue
Southport, Connecticut 06490


Cramer Partners, L.P.(5)                        1,131,250                9.4%
56 Beaver Street, Suite 701
New York, New York 10004


----------
(*) Less than 1%

(1) Includes, in certain instances, shares held in the name of an executive officer's or director's spouse or minor children, the reporting of which is required by applicable rules of the Securities and Exchange Commission (the "Commission"), but as to which shares the executive officer or director may have disclaimed beneficial ownership. Based on 11,989,587 shares of Common Stock issued and outstanding. Does not include shares of Common Stock issuable upon the exercise of options granted under either of the Plans.

(2)  Ms.  Perrier  and  her  husband,   John  Dreyer,  have  shared  voting  and
     dispositive power with respect to these shares.

(3) Includes 86,500 shares of Common Stock owned by Dawson-Samberg Capital Management, Inc., of which Mr. Samberg is President, 787,100 shares of Common Stock owned by Pequot Partners Fund, L.P., a Delaware limited partnership whose general partner and investment manager is Pequot General Partners, a Connecticut general partnership ("General Partners"), 352,900 shares of Common Stock owned by Pequot Endowment Fund, L.P., a Delaware limited partnership whose general partner and investment manager is Pequot Endowment Partners, L.P., a Delaware limited partnership ("Endowment Partners") and 698,500 shares of Common Stock owned by Pequot International Fund Inc., a British Virgin Islands corporation, whose investment manager is DS International Partners, L.P., a Delaware limited partnership ("International Partners"). (Pequot Partners Fund, L.P., Pequot Endowment Fund, L.P. and Pequot International Fund Inc. are collectively referred to as the "Funds"). Mr. Samberg is a General Partner and senior portfolio manager of each of the Funds. General Partners, Endowment Partners and International Partners (collectively, the "Partners") are the beneficial owners, as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the shares of Common Stock owned by the Fund for which they act as investment manager, respectively. The Partners may be deemed to constitute a group as such term is used in
     Section 13(d)(3) of the Exchange Act. Each of the Partners disclaims beneficial ownership of the Common Stock beneficially owned by the other Partners.


(4) According to the Schedule 13D, dated November 25, 1996, includes 850,000 shares of Common Stock held by Chilton Investment Partners, L.P. ("Chilton Partners"), a Delaware limited partnership, Chilton Opportunity Trust, L.P. ("Chilton Trust"), a Delaware limited partnership, or managed accounts over which Mr. Chilton has investment discretion. Mr. Chilton is the general partner of Chilton Investments, L.P. ("Chilton Investments"), a Delaware limited partnership, and Olympic Equity Partners, L.P., a Delaware limited partnership ("Olympic"). Chilton Investments is the general partner of Chilton Partners. Olympic is the general partner of Chilton Trust, serves as the investment advisor to Chilton International (BVI) Ltd., a British Virgin Islands corporation, and advises several managed accounts.

(5) James J. Cramer, President of, J.J. Cramer & Co., and Karen Cramer, Vice President of J.J. Cramer & Co., have shared voting and dispositive power with respect to these shares.


     On November 15, 1996, at a special meeting of the shareholders of Penril DataComm Networks, Inc. ("Penril"), the shareholders approved a plan for Penril to distribute and transfer all of the outstanding capital stock of the Company, then a newly-formed, wholly-owned subsidiary of Penril, to the shareholders of Penril as a dividend. Such shares of Common Stock of the Company, issued as a dividend to the Penril shareholders, were registered under the Securities Act of 1933, as amended (the "Distribution"). The shareholders of Penril received one share of Common Stock of the Company for each share of Penril common stock they owned.


         1. APPROVAL AND ADOPTION OF THE 1996 LONG TERM INCENTIVE PLAN

     The Board of Directors of the Company is submitting to the stockholders of the Company, for their approval and adoption, the Incentive Plan, a copy of which is attached hereto as Exhibit A. On November 18, 1996, the Board of Directors of the Company unanimously adopted and approved the Incentive Plan. On February 4, 1997, the Board of Directors of the Company adopted amendments to the Incentive Plan. The adoption of the Incentive Plan (including the amendments thereto) is subject to and contingent upon stockholder approval. The vote of a majority of the shares of Common Stock present at the Special Meeting is required to adopt the Incentive Plan. On December 5, 1996, the Compensation Committee of the Board of Directors of the Company (the "Committee") granted 1,080,000 options to officers and key employees of the Company at an exercise price of $6.625, and on February 4, 1997, an additional 75,000 options were granted at an exercise price of $6.75, which was the fair market value of shares of Common Stock on each such day, determined in accordance with the provisions of the Incentive Plan. All of such options vest at the rate of 30% after one (1) year, 60% after two (2) years and 100% after three (3) years, subject to acceleration in certain circumstances. The grant of these options is conditioned upon the approval of the Incentive Plan by the stockholders of the Company.

     Purpose.

     The purpose of the Incentive Plan is to encourage ownership of the Common Stock of the Company by officers, key employees, consultants, advisors and other service providers ("Eligible Persons"), to encourage their continued employment with the Company and providing of services to the Company and to provide them with additional incentives to promote the success of the Company.

     Summary of the 1996 Long Term Incentive Plan.

     The following is a summary of the material provisions of the Incentive Plan and is qualified in its entirety by reference to the complete text of the Incentive Plan attached hereto.

     Administration.

     The Incentive Plan authorizes the grant to Eligible Persons of options ("Options") consisting of "incentive stock options", as that term is defined under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options. There are 2,000,000 shares of Common Stock available for granting of Options under the Incentive Plan. The Committee administers the Incentive Plan and has sole discretion to determine those Eligible Persons to whom Options will be granted, the number of Options granted, the provisions applicable to each Option and the time periods during which Options may be exercisable; provided, however, that no person may receive Options to acquire more then 500,000 shares of Common Stock during any given year. The Committee shall have complete authority to interpret all provisions of the Incentive Plan, to prescribe, amend, and rescind rules and regulations for its administration, and to make all other determinations necessary or advisable for the administration of the Incentive Plan.

     Eligibility.

     Options may be granted to such Eligible Persons as the Committee, in its discretion, shall determine. In determining the Eligible Persons to whom Options shall be granted and the number of shares of Common Stock to be issued or subject to purchase or issuance under such Options, the Committee shall take into account the recommendations of the Company's management as to the duties of the Eligible Persons, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Incentive Plan. No Option shall be granted to any member of the Committee so long as his or her membership on the Committee continues or to any member of the Board of Directors who is not also an officer, employee or consultant of the Company or any subsidiary.

     As a condition to the grant of an Option under the Incentive Plan, an optionee must enter into two agreements with the Company: (1) an Assignment of Inventions and Non-Disclosure Agreement ("Confidentiality Agreement") and (2) a Non-interference Agreement ("Non-Interference Agreement").

     Shares.

     2,000,000 shares of Common Stock have been reserved for issuance by the Company under the Incentive Plan. Options may be granted to any Eligible Person for up to an aggregate of 500,000 shares of Common Stock during any calendar year, subject to adjustment in the event of certain changes in the Company's capitalization.

     Option Price.

     The Committee may grant incentive stock options, non-qualified stock options, or a combination of the two. The exercise price of each incentive stock option may not be less than the fair market value of the Common Stock on the date of grant. Under the Incentive Plan, fair market value generally will be the closing price of the Common Stock on Nasdaq on the last business day prior to the date on which the value is to be determined. Unless the Committee determines otherwise, the option price per share of any non-qualified stock option will be the fair market value of the shares of Common Stock on the last business day immediately preceding the date on which the option is granted. The exercise price of each incentive stock option granted to any stockholder possessing more than 10% of the combined voting power of all classes of capital stock of the Company, or, if applicable, a parent or subsidiary of the Company, on the date of grant must not be less then 110% of the fair market value on that date. In addition, no Eligible Person may be granted an incentive stock option to the extent the aggregate fair market value, as of the date of grant, of the stock with respect to which incentive stock options are first exercisable by such Eligible Person during any calendar year exceeds $100,000.

     Maximum Term.

     No option shall be exercisable more than ten (10) years from the date it was granted. Options granted as incentive stock options shall not be exercisable more than five (5) years from the date of grant. Options shall be subject to earlier termination as provided for in the Incentive Plan.

     Unless the Committee determines otherwise, Options may be exercised as to 30% of the shares subject to an Option at any time after the first anniversary of the date of grant, as to 60% of the shares subject to an Option at any time after the second anniversary of the date of grant and as to all shares subject to an Option at any time after the third anniversary of the date of grant.

     Termination of Option.

     Options granted under the Incentive Plan are non-transferable except (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order as defined in the Code or in the Employee Retirement Income Security Act of 1974, as amended.

     Pursuant to the Incentive Plan, Options are terminated upon the termination of the Eligible Person's employment or other relationship with the Company, for
(i) cause, (ii) voluntarily without the written consent of the Company or (iii) upon a breach or threatened breach of the Confidentiality Agreement or Non-Interference Agreement (entered into by the Eligible Persons upon the grant of the Option). Upon any other termination of the employment or such other relationship with the optionee (other than in (i) - (iii) above), the vested portion of the Option is exercisable within three months after the date of such termination (but not beyond the term of the Option). If an optionee dies while in the employ of the Company or while providing consulting or other services to the Company or dies within three months after the termination of employment or such other relationship with the Company (other than a termination in (i) -
(iii) above), then the vested portion of the Option may be exercised by a legatee or legatees or by his or her personal representative, at any time within one year after his or her death (but not beyond the term of Option). If the employment or other relationship of an optionee terminates upon disability (as defined in Section 221(e)(3) of the Code) such person may exercise the vested portion of the Option for one year after the date of termination of employment (but not beyond the term of the Option).

     Method of Exercise.

     An optionee entitled to exercise an Option shall do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised. The notice shall be accompanied by payment in full of the purchase price of any shares of Common Stock to be purchased, which payment may be made in cash or, upon authorization by the Committee, in shares of Common Stock of the Company.

     Adjustments.

     Options granted under the Incentive Plan will be subject to adjustment upon a recapitalization, stock split, stock dividend, merger, reorganization, liquidation, extraordinary dividend or other similar event affecting the Common Stock.

     In the case of a "change in control" of the Company, each Option granted under the Incentive Plan will terminate 90 days after the occurrence of such "change in control" and an officer, employee or consultant will generally have the right, commencing at least five days prior to the "change in control" and subject to any other limitation on the exercise of the Option in effect on the date of exercise, to immediately exercise any Options in full to the extent they previously have not been exercised.

     Amendment and Termination of the Incentive Plan.

     The Incentive Plan will terminate ten (10) years after adoption and Options will not be granted under the Incentive Plan after that date although the terms of any Option may be amended in accordance with the Incentive Plan at any date prior to the end of the term of such Option. Any Options outstanding at the time of termination of the Incentive Plan will continue in full force and effect according to the terms and conditions of the Option and the Incentive Plan.

     The Incentive Plan may be amended by the Board of Directors of the Company, provided that stockholder approval will be necessary to the extent required under Section 422 of the Code or Rule 16b-3 of the General Rules and Regulations of the Exchange Act, and provided further that no amendment may impair any rights of any holder of an Option previously granted under the Incentive Plan without the holder's consent.

     Federal Tax Consequences.

     Some of the Options granted under the Incentive Plan are intended to qualify as incentive stock options for federal income tax purposes as described in Section 422 of the Code. Generally, an optionee recognizes no taxable income upon either the grant or exercise of an incentive stock option, although the difference between the exercise price and the fair market value of the stock on the date of exercise is an item of tax preference in computing the optionee's alternative minimum tax liability, if any. If certain holding period requirements are met, gain or loss on a subsequent sale of the stock by the optionee is taxed at capital gain rates. Generally, long-term capital gains rates will apply to the optionee's full gain at the time of the sale of the stock, provided that: (i) no disposition of the stock is made within two (2) years from the date of grant of the option nor within one (1) year after the acquisition of such stock, and (ii) the option is exercised within three months of the optionee's termination of employment (one year in the event of disability).

     A sale, exchange, gift or other transfer of legal title of stock acquired pursuant to an incentive stock option within two (2) years from the date of grant or within one (1) year after acquisition of the stock pursuant to exercise of the option constitutes a disqualifying disposition. A disqualifying disposition involving a sale or exchange produces taxable income to the optionee, and an income tax deduction to the Company, in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition minus the option price. Otherwise, generally, neither issuance nor exercise of an incentive stock option nor the disposition of the underlying stock produces a deduction for the Company. A disqualifying disposition as a result of a gift produces taxable income to the optionee in an amount equal to the difference between the option price and the fair market value of the stock on the date of exercise

     Some of the Options granted under the Incentive Plan may also be considered to be so-called non-qualified stock options for federal income tax purposes. An optionee recognizes no taxable income upon the grant of such stock options. Generally, Section 83 of the Code requires that, upon exercise of an option, the optionee recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise; and such amount, subject to certain limitations, is deductible as an expense by the Company for federal income tax purposes. The ordinary income resulting from the exercise of such options is subject to applicable withholding taxes. Generally, any profit or loss on the subsequent disposition of such shares is short-term or long-term capital gain or loss, depending upon the holding period for the shares.

     Unless marked to the contrary, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the approval and adoption of the Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE INCENTIVE PLAN.

 2. APPROVAL AND ADOPTION OF THE 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     The Board of Directors of the Company is submitting to the stockholders of the Company, for their approval and adoption, the Directors' Plan, a copy of which is attached hereto as Exhibit B. On November 18, 1996, the Board of Directors of the Company unanimously adopted and approved the Directors' Plan. On February 4, 1997, the Board of Directors of the Company adopted amendments to the Directors' Plan. The vote of a majority of the shares of Common Stock present at the Special Meeting is required to adopt the Directors' Plan (including the amendments thereto). In accordance with the provisions of the Directors' Plan, each non-employee director, or his or her designee(s), was granted 25,000 options under the Directors' Plan on November 18, 1996, at the exercise price of $7.7375, which was the fair market value of shares of Common Stock on such day, based on the average of the closing price of the Common Stock for the 10 day period of November 19, 1996 to December 3, 1996, in accordance with the provisions of the Directors' Plan. All of such options vest at the rate of 30% after one (1) year, 60% after two (2) years and 100% after three (3) years, subject to acceleration in certain circumstances. The grant of these options is conditioned upon the approval of the Directors' Plan by the stockholders of the Company.

     Purpose.

     The Directors' Plan is intended to encourage non-employee directors of the Company ("Eligible Directors") to acquire or increase their ownership of Common Stock on reasonable terms, and to foster a strong incentive to put forth maximum effort for the continued success and growth of the Company. The Directors' Plan provides for the granting of non-qualified stock options to purchase 250,000 shares of Common Stock to current and future Eligible Directors. The current Eligible Directors are Arthur Samberg, Barbra Perrier, John Howard and Paul Schaller.

     Summary of the 1996 Non-employee Directors' Stock Option Plan.

     The following is a summary of the material features of the Directors' Plan and is qualified in its entirety by reference to the complete text of the Directors' Plan attached hereto.

     Administration.

     The Directors' Plan is administered by the Committee. The principal terms of the option grants are fixed in the Directors' Plan. Therefore, the Committee will have no discretion to select which Eligible Directors receive options, the number of shares of Common Stock included in any grant, or the exercise price of options.

     Initial Grant and Subsequent Grants.

     Immediately prior to the Distribution, each of the above identified Eligible Directors, or his or her designee(s), was granted an option to purchase 25,000 shares of Common Stock. Each Eligible Director who subsequently joins the Board of Directors will be granted on the first business day following the first day of his or her term, an option to purchase 25,000 shares of Common Stock. On the fifth business day after the Company's Annual Report on Form 10-K is filed with the Commission for each fiscal year that the Directors' Plan is in effect, each person who is an Eligible Director on such date will receive an additional option to purchase 5,000 shares of Common Stock. If the number of shares available for grant under the Directors' Plan on a scheduled date of grant is insufficient to make all the grants, then each Eligible Director will receive an option to purchase a pro rata number of the available shares.

     Shares.

     250,000 shares of Common Stock (subject to adjustment) have been reserved for issuance by the Company under the Directors' Plan. Any shares of Common Stock subject to an option which, for any reason, terminates unexercised or expires, shall be available again for issuance under the Directors' Plan.

     Option Price.

     The option price per share will be the fair market value of the shares of Common Stock on the date of grant. Under the Directors' Plan, fair market value is generally the closing price of the Common Stock on Nasdaq on the last business day prior to the date on which the value is to be determined; provided, however, that with respect to the options granted immediately prior to the Distribution, fair market value means the average of the daily closing price of the Common Stock for the first ten (10) consecutive trading days that Common Stock is traded on Nasdaq other than on an "as issued" or "when issued" basis, calculated to the nearest cent, as determined by the Company.

     Maximum Term.

     Options granted under the Directors' Plan will be exercisable for a term of ten (10) years from the date of grant, subject to earlier termination, and may be exercised as follows: (a) any option granted as of the effective date of the Director's Plan or as of the first day of an Eligible Director's initial term on the Board of Directors may be exercised as to 30% of the shares subject to such option at any time after the first anniversary of the date of grant, as to 60% of the shares subject to such option at any time after the second anniversary of the date of grant, and as to all shares subject to such option at any time after the third anniversary of the date of grant and (b) any other options may be exercised at any time after the third anniversary of the date of grant.

     Termination of Option.

     Options granted under the Directors' Plan are non-transferable other than by will or pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order.

     In the event that an Eligible Director ceases to be a member of the Board of Directors of the Company (other than by reason of death or disability), an option may be exercised by the director (to the extent the director was entitled to do so at the time he ceased to be a member of the Board of Directors) at any time within seven months after he ceases to be a member of the Board of Directors, but not beyond the term of the option. If the Eligible Director dies or becomes disabled while he is a member of the Board of Directors or within seven months thereafter, an option may be exercised (to the extent the director was entitled to do so as of the date of his death or the termination of his directorship by reason of his disability) by a legatee of the director under his will, or by him or his personal representative or distributees, as the case may be, at any time within 12 months after his death or disability, but not beyond the term of the option.

     Method of Exercise.

     An Eligible Director entitled to exercise an Option shall do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised. The notice shall be accompanied by payment in full of the purchase price of any shares of Common Stock to be purchased, which payment may be made in cash or, upon authorization by the Committee, in shares of Common Stock of the Company that such Eligible Director has held for more than six (6) months.

     Holding Period.

     In accordance with Rule 16b-3(d)(3) promulgated under the Exchange Act, Eligible Directors are not permitted to dispose of the shares of Common Stock underlying an option granted pursuant to the Directors' Plan during the six month period commencing from the date of the acquisition of such option.

     Adjustments.

     Options granted under the Directors' Plan will be subject to adjustment upon a recapitalization, stock split, stock dividend, merger, reorganization, liquidation, extraordinary dividend or other similar event affecting the Common Stock.

     Upon a "change of control" of the Company, each option granted under the Directors' Plan will terminate on the later of (i) 90 days after the occurrence of such "change of control" and (ii) seven months following the date of grant of each option, and an option holder will have the right, commencing at least five days prior to the "change of control" and subject to any other limitation on the exercise of the option in effect on the date of exercise, to immediately exercise any options in full, to the extent they have not previously been exercised.

     Amendment and Termination of the Directors' Plan.

     The Directors' Plan will terminate on the tenth anniversary of the Distribution and options may not be granted under the Directors' Plan after that date, although the terms of any option may be amended in accordance with the Directors' Plan at any date prior to the end of the term of such option. Any options outstanding at the time of termination of the Directors' Plan will continue in full force and effect according to the terms and conditions of the option and the Directors' Plan.

     The Directors' Plan may be amended by the Board of Directors of the Company, provided that stockholder approval will be necessary to the extent required under Rule 16b-3 of the General Rules and Regulations of the Exchange Act, and no amendment may impair any of the rights of any holder of an option previously granted under the Directors' Plan without the holder's consent.

     Federal Tax Consequences.

     The tax treatment of options granted under the Directors' Plan will be the same as the tax treatment for non-qualified options discussed under the Incentive Plan.

     Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR the approval of the Directors' Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE DIRECTORS' PLAN.

     The following table sets forth the benefits or amounts that have been allocated to each of the following groups under the Plans being acted upon.

                                NEW PLAN BENEFITS

--------------------------------------------------------------------------------
               1996 Long Term Incentive Plan and 1996 Non-employee
                          Directors' Stock Option Plan
--------------------------------------------------------------------------------

Group or                                        Dollar             Number
Name and Position                            Value ($)(1)        of Options
-----------------                            ------------        ----------

1996 Long Term Incentive Plan:
------------------------------
Ronald A. Howard                                  $0               300,000
Chairman of the Board,
President and Chief Executive Officer

John Clary,                                       $0               125,000
Senior Vice President and
Chief Operating Officer

James Gallagher,                                  $0                75,000
Vice President-Worldwide Sales

Mark Silverman,                                   $0                60,000
Vice President-Research
and Development

Executive Officers as a Group                     $0               560,000

Employees as a Group                              $0               595,000

1996 Non-employee Directors' Stock Option Plan:
----------------------------------------------
Non-Employee
Directors as a Group                              $0               100,000

(1) Based on the difference between the closing price of the Common Stock of the Company, as listed on the Nasdaq National Market, on January 27, 1997 of $6.3125, and the fair market value on the date of grant, which was (a) for options granted under the Incentive Plan, between $6.75 per share and $6.625 per share, and (b) for options granted under the Directors' Plan, $7.7375 per share. None of the options granted under the Incentive Plan or the Directors' Plan are currently exercisable. Such options incrementally vest beginning in December 1997 or February 1998.

                  STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Stockholders wishing to present proposals at the 1997 annual meeting of stockholders and wishing to have their proposals presented in the proxy statement distributed by the Board in connection with the 1997 annual meeting of stockholders must submit their proposals in writing on or before April 30, 1997 to the attention of the Secretary of the Company.

                                     GENERAL

     The Board knows of no other matters which are likely to be brought before the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes shall vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the form of proxy.

                                            By Order of the Board of Directors,



                                            Ronald A. Howard, President



Gaithersburg, Maryland
February 10, 1997

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                          1996 LONG-TERM INCENTIVE PLAN
                                       OF
                               ACCESS BEYOND, INC.

1. Purpose of the Plan. This 1996 Long-Term Incentive Plan of Access Beyond, Inc., adopted as of the 18th day of November, 1996, and as amended and restated as of the 4th of February , 1997, is intended to enable officers, key employees, consultants, advisors and other third party providers of services of the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants an incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future.

2. Definitions. When used herein, the following terms shall have the meanings set forth below:

     2.1 "Board" means the Board of Directors of the Company.

     2.2 "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, a Change in Control shall be deemed to have occurred if:

          2.2.1 any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities otherwise than through any transaction or transactions arranged, or consummated with the prior approval of, the Board; provided, however, that a Change in Control shall not be deemed to occur under this clause (a) by reason of the acquisition of securities by the Company or an employee benefit plan (or any trust funding such a plan) maintained by the Company, or solely by reason of the new issuance of securities directly by the Company;

          2.2.2 during any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) there shall cease to be a majority of the Board comprised of Tenured Directors; or

          2.2.3 (a) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, and upon the consummation of such merger or consolidation the President of the Company will not be the President, Chairman or Chief Executive Officer of the Company or the surviving entity, or (b) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

     2.3 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

     2.4 "Committee" means the Compensation  Committee of the Board or any other
committee   appointed  by  the  Board  which  is  invested  by  the  Board  with responsibility for the administration of the Plan.

     2.5 "Company" means Access Beyond, Inc., a Delaware corporation.

     2.6 "Employee Stockholder" means an Employee who, at the time an Incentive Stock Option is granted owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of: (a) the Company; or (b) if applicable, a Subsidiary or a Parent.

     2.7 "Employees" means officers (including officers who are members of the Board), other key employees, consultants, advisors and other third party providers of services of the Company or any of its Subsidiaries.

     2.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

     2.9 "Exchange Act" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

     2.10 "Fair Market Value" means, with respect to the Shares, the closing price of the Shares as reported on the NASDAQ National Market System, on the last business day prior to the date on which the value is to be determined, as reported in the Wall Street Journal or such other source of quotations for, or report of trading of, the Shares as the Committee may reasonably select from time to time. Notwithstanding the foregoing, with respect to Options granted on or before the first day that the Shares are traded on the NASDAQ National Market System other than on an as issued or when issued basis, Fair Market Value means the average closing price of the Shares as reported on the NASDAQ National Market System for the first ten (10) days that the Shares are traded thereon other than on an as issued or when issued basis.

     2.11 "Incentive Stock Option" means an Option meeting the requirements and containing the limitations and restrictions set forth in Section 422 of the Code.

     2.12 "Non Qualified Stock Option" means an Option other than an Incentive Stock Option.

     2.13 "Option" means the right to purchase the number of Shares specified by the Committee, at a price and for a term fixed by the Committee, in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee may impose.

     2.14 "Option Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Employee and which shall set forth the terms and conditions of an Option under the Plan.

     2.15 "Parent" means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.16 "Plan" means the 1996 Long-Term Incentive Plan, as amended and restated.

     2.17 "Regulation T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.

     2.18 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

     2.19 "Shares" means shares of the Company's $.01 par value common stock or, if by reason of the adjustment provisions contained herein, any rights under an Option under the Plan pertain to any other security, such other security.

     2.20 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.21 "Successor" means the legal representative of the estate of a deceased Employee or the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Employee.

     2.22 "Tenured Directors" means individuals who at the beginning of any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

     2.22 "Term" means the period during which a particular Option may be exercised.

3. Stock Subject to the Plan. There will be reserved for use, upon the exercise of Options to be granted from time to time under the Plan, an aggregate of 2,000,000 Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration, forfeiture or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

4. Administration of the Plan. The Board shall appoint the Committee, which shall consist of at least two (2) members of the Board who are neither employees nor officers of the Company and who are outside directors within the meaning of Treasury Regulation Section 1.162-27. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each of the Options, and the terms of any such Option; to amend or cancel Options (subject to Section 18 of the Plan), to accelerate the vesting of Options; to require the cancellation or surrender of any previously granted Options under this Plan or any other plans of the Company as a condition to the granting of an Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Options hereunder. The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee.

5. Employees to Whom Options May Be Granted. Options may be granted in each calendar year or portion thereof while the Plan is in effect to such of the Employees as the Committee, in its discretion, shall determine. In determining the Employees to whom Options shall be granted and the number of Shares to be issued or subject to purchase or issuance under such Options, the Committee shall take into account the recommendations of the Company's management as to the duties of the respective Employees, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan; provided however, no Employee may receive Options to acquire more than 500,000 Shares in any one calendar year. No Option shall be granted to any member of the Committee so long as his or her membership on the Committee continues or to any member of the Board who is not also an Employee of the Company or any Subsidiary.

6. Types and Basic Terms of Options.

     6.1 Types of Options. Options granted under the Plan may be (i) Incentive Stock Options, (ii) Non-Qualified Stock Options or (iii) a combination of the foregoing. The Option Agreement shall designate whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option and separate Option Agreements shall be issued for each type of Option when a combination of an

Incentive Stock Option and a Non-Qualified Stock Option are granted on the same date to the same Employee. Any Option which is designated as a Non-Qualified Stock Option shall not be treated by the Company or the Employee to whom the Option is granted as an Incentive Stock Option for federal income tax purposes.

     6.2 Option  Price.  The option price per Share of any  Non-Qualified  Stock
Option granted under the Plan shall be the Fair Market Value of the Shares covered by the Option on the date the Option is granted unless the Committee, in its sole discretion, determines to set the option price at an amount less than or greater than the Fair Market Value of the Shares on such date. The option price per Share of any Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

     Notwithstanding anything herein to the contrary, the option price per Share of any Incentive Stock Option granted to an Employee Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

     6.3 Term of Options. Options granted hereunder shall be exercisable for a Term of not more than ten (10) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided. Each Option Agreement issued hereunder shall specify the Term of the Option, which shall be determined by the Committee in accordance with its discretionary authority hereunder.

     Notwithstanding anything herein to the contrary, if an Incentive Stock Option is granted to an Employee Stockholder, then such Incentive Stock Option shall not be exercisable more than five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

     6.4 Vesting of Options. Unless otherwise determined by the Committee, in its discretion, and set forth in the related Option Agreement, an Option may be exercised, prior to its expiration or termination, within the following time limitations:

          6.4.1 After one (1) year from the date of grant, it may be exercised as to not more than thirty percent (30%) of the Shares originally subject to the Option.

          6.4.2 After two (2) years from the date of grant, it may be exercised as to not more than an aggregate of sixty percent (60%) of the Shares originally subject to the Option.

          6.4.3 After three (3) years from the date of grant, it may be exercised as to any and all of the Shares subject to the Option.

7. Limit on Fair Market Value of Incentive Stock Options. No Employee may be granted an Incentive Stock Option hereunder to the extent that the aggregate fair market value (such fair market value being determined as of the date of grant of the option in question) of the stock with respect to which incentive stock options are first exercisable by such Employee during any calendar year (under all such plans of the Employee's employer corporation, its Parent, if any, and its Subsidiaries, if any) exceeds One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, options shall be taken into account in the order in which they were granted. Any Option granted under the Plan which is intended to be an Incentive Stock Option, but which exceeds the limitation set forth in this Section 7, shall be a Non-Qualified Stock Option.

8. Date of Grant. The date of grant of an Option granted hereunder shall be the date on which the Committee acts in granting the Option.

9. Exercise of Rights Under Options.

     9.1 Notice of Exercise. An Employee entitled to exercise an Option shall do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other relevant information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee's approval (which in the case of Incentive Stock Options must be given at the time of grant), in Shares valued at Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Company's Secretary, or such other person as the Committee may designate.

     9.2 Cashless Exercise Procedures. The Company, in its sole discretion, may establish procedures whereby an Employee, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company; provided, however, that these cashless exercise procedures shall not apply to Incentive Stock Options which are outstanding on the date the Company establishes such procedures unless the application of such procedures to such Options is permitted pursuant to the Code and the regulations thereunder without affecting the Options' qualification under Code Section 422 as Incentive Stock Options. If the Company so elects to establish a cashless exercise program, the Company
shall  determine,  in  its  sole  discretion,   and  from  time  to  time,  such
administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Employee wishing to utilize the cashless exercise program.

10. Other Option Terms and Conditions. Each Option or each Option Agreement setting forth an Option shall contain such other terms and conditions not inconsistent herewith as shall be approved by the Committee.

11. Execution by Employee of Certain Agreements Upon Grant of an Option. As a condition of the grant of an Option, an Employee must enter into the following agreement with the Company: (a) a Non-Interference Agreement ("Non- Interference Agreement") and (b) an Assignment of Inventions and Non-Disclosure Agreement ("Non-Disclosure Agreement"; and together with the Non-Interference Agreement, the "Company Agreements"). An Employee shall not be permitted to exercise any Option granted under the Plan unless and until such Employee has executed and delivered to the Company each of the Company Agreements, including any and all amendments, modifications or extensions requested by the Company.

12. Rights of Option Holder. The holder of an Option shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under the Option, except to the extent that one or more certificates for such Shares shall be issuable to the holder upon the due exercise of the Option and the payment in full of the purchase price therefor.

13. Nontransferability of Options. An Option shall not be transferable other than: (a) by will or the laws of descent and distribution, and an Option subject to exercise may be exercised, during the lifetime of the holder of the Option, only by the holder or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, or (b) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder; provided, however, that an Incentive Stock Option may not be transferred pursuant to a qualified domestic relations order unless such transfer is otherwise permitted pursuant to the Code and the regulations thereunder without affecting the Option's qualification under Code Section 422 as an Incentive Stock Option.

14. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option, in cash or in shares, in an amount equal to the difference between the price at which such Option may be exercised and the then current fair market value of the Shares subject to such Option as equitably determined by the Committee). The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

15. Change in Control. Notwithstanding anything to the contrary in the Plan or any Option Agreement, in the case of a Change in Control of the Company, each Option granted under the Plan shall terminate ninety (90) days after the occurrence of such Change in Control but, in the event of any such termination, an Option holder shall have the right, commencing at least five (5) days prior to such Change in Control and subject to any other limitation on the exercise of such Option in effect on the date of exercise to immediately exercise any Option in full, without regard to any vesting limitations, to the extent they shall not have been theretofore exercised. The foregoing provision shall not apply to the holder of an Option to the extent that the application of such provision would cause such Option, when aggregated with all other payments in the nature of compensation due to the holder of the Option, to be treated as an "excess parachute payment" within the meaning of Section 280G of the Code. If a Change in Control would be deemed to have occurred under paragraph 2.2.3(a) hereof except for the fact that the President of the Company is the President, Chairman or Chief Executive Officer of the Company or the surviving entity, then if the Employee's relationship with the surviving entity is terminated within nine (9) months of the merger or consolidation for any reason other than good cause
(which shall not include downsizing or consolidation of resources), as determined by the surviving entity, then a Change in Control shall be deemed to have occurred upon such termination with respect to the options of such terminated employee.

16. Forms of Options. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or by the stockholders of the Company shall constitute the granting of any Option. An Option shall be granted hereunder only by action taken by the Committee in granting an Option. Whenever the Committee shall designate an Employee for the receipt of an Option, the Company's Secretary, or such other person as the Committee may designate, shall forthwith send notice thereof to the Employee, in such form as the Committee shall approve, stating the number of Shares subject to the Option, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Option Agreement in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. If the surrender of previously issued Options is made a condition of the grant, the notice shall set forth the pertinent details of such condition. Execution by the Employee to whom such Option is granted of said Option Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise or receipt of any Option.

17. Taxes.

     17.1 Right to Withhold Required Taxes. The Company shall have the right to require a person entitled to receive Shares pursuant to the exercise of an Option under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Employee. If the Employee disposes of Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying disposition under Sections 421 and 422 of the Code, the Employee shall notify the Company of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable then or at any time thereafter to the Employee.

     17.2 Employee Election to Withhold Shares. Subject to specific Committee approval (which in the case of Incentive Stock Options must be given at the time of grant), an Employee may elect to satisfy the tax liability with respect to the exercise of an Option by having the Company withhold Shares otherwise issuable upon exercise of the Option; provided, however, that if an Employee is subject to Section 16(b) of the Exchange Act at the time the Option is exercised, such election must satisfy the requirements of Rule 16b-3.

18. Termination of the Plan. The Plan shall terminate ten (10) years from the date hereof, and an Option shall not be granted under the Plan after that date although the terms of any Options may be amended at any date prior to the end of its Term in accordance with the Plan. Any Options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.

19. Amendment of the Plan. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Section 422 of the Code or Rule 16b-3 would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Option theretofore granted under the Plan.

20. Delivery of Shares on Exercise. Delivery of certificates for Shares pursuant to the grant or exercise of an Option may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require an Employee to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant thereto.

21. Fees and Costs. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

22. Effectiveness of the Plan. The Plan shall become effective when approved by the Board. The Plan shall thereafter be submitted to the Company's stockholders for approval and unless the Plan is approved by the Company's stockholders at a meeting duly held in accordance with Delaware law within twelve (12) months after being approved by the Board, the Plan and all Options made under it shall be void and of no force and effect. In aid of this provision any Options granted prior to the approval of the Plan by the Company's stockholders shall be conditioned upon receipt of such approval.

23. Other Provisions. As used in the Plan and in Option Agreements and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Options and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

24. Delaware Law to Govern. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

                                                                       EXHIBIT B

                              AMENDED AND RESTATED
                          1996 NON-EMPLOYEE DIRECTORS'
                              STOCK OPTION PLAN OF
                               ACCESS BEYOND, INC.


1. Purpose of the Plan. This 1996 Non-Employee Directors' Stock Option Plan of Access Beyond, Inc., adopted as of the 18th day of November, 1996, and as amended and restated as of the 4th day of February, 1997, is intended to encourage directors of the Company who are not officers or key employees of the Company or any of its Subsidiaries to acquire or increase their ownership of common stock of the Company. The opportunity so provided is intended to foster in participants an incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries.

2. Definitions. When used herein, the following terms shall have the meanings set forth below:

     2.1 "Board" means the Board of Directors of the Company.

     2.2 "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, such a Change in Control shall be deemed to have occurred if:

          2.2.1 any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five (25%) or more of the combined voting power of the Company then outstanding securities otherwise than through any transaction or transactions arranged, or consummated with the prior approval of, the Board; provided, however, that a Change in Control shall not be deemed to occur under this clause (a) by reason of the acquisition of securities by the Company or an employee benefit plan (or any trust funding such a plan) maintained by the Company, or solely by reason of the new issuance of securities directly by the Company; or

          2.2.2 during any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) there shall cease to be a majority of the Board comprised of Tenured Directors; or

          2.2.3 (a) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

     2.3 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

     2.4 "Committee" means the Compensation  Committee of the Board or any other
committee   appointed  by  the  Board  which  is  invested  by  the  Board  with responsibility for the administration of the Plan.

     2.5 "Company" means Access Beyond, Inc., a Delaware corporation.

     2.6 "Directors" means directors who serve on the Board and who are neither officers nor key employees of the Company or any of its Subsidiaries.

     2.7 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

     2.8 "Exchange Act" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may be amended or replaced.

     2.9 "Fair Market Value" means with respect to the Shares, the closing price of the Shares as reported on the NASDAQ National Market System, on the last business day prior to the date on which the value is to be determined, as reported in the Wall Street Journal or such other source of quotations for, or report of trading of, the Shares as the Committee may reasonably select from time to time. Notwithstanding the foregoing, with respect to Options granted on the effective date of the Plan, Fair Market Value means the average closing price of the Shares on the NASDAQ National Market System for the ten (10) trading days immediately following the last business day prior to the effective day of the Plan.

     2.10 "Option" means the right to purchase the number of Shares specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee imposes.

     2.11 "Option Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which shall set forth the terms and conditions of an Option under the Plan.

     2.12 "Plan" means the 1996 Non-Employee Directors' Stock Option Plan of Access Beyond, Inc., as amended and restated.

     2.13 "Regulation T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time.

     2.14 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

     2.15 "Share" means shares of the Company $.01 par value common stock or, if by reason of the adjustment provisions contained herein, any rights under an Option under the Plan pertain to any other security, such other security.

     2.16 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.17 "Successor" means the legal representative of the estate of a deceased Director or the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Director.

     2.18 "Tenured Directors" means individuals who at the beginning of any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) constitute the Board and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

     2.19 "Term" means the period during which a particular Option may be exercised.

3. Stock Subject to the Plan. There will be reserved for use, upon the exercise of Options to be granted from time to time under the Plan, an aggregate of 250,000 Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

4. Administration of the Plan. The Board shall appoint the Committee, which shall consist of at least two (2) members of the Board who are neither employees nor officers of the Company. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Options hereunder. The Board may, from time to time, appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee.

5. Grant of Options. Each Director who is a Director on the date the Plan becomes effective shall be granted an Option on such date to purchase 25,000 Shares without further action by the Board or the Committee. Each Director who joins the Board after the date the Plan becomes effective shall be granted an Option on the first day of his initial term on the Board to purchase 25,000 Shares without further action by the Board or the Committee. In addition, on the fifth business day after the Company's Annual Report on Form 10-K is filed with the Securities and Exchange Commission for each fiscal year during which the Plan is in effect, each Director who is a Director on such date shall be automatically granted an additional Option to purchase 5,000 Shares without further action by the Board or the Committee. If the number of Shares available under the Plan on a scheduled grant date is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each Eligible Director shall receive an Option to purchase a pro rata number of the remaining Shares, if any, under the Plan; provided further, however, that if such proration results in fractional Shares, then such Option shall be rounded down to the nearest number of whole Shares. A Director may designate one or more persons (as defined in Sections 13(d) and 14(d) of the Exchange Act) who are neither officers nor key employees of the Company or any of its Subsidiaries to be granted the Options which such Director is entitled to received hereunder, in which case the Options granted to such designee shall be subject to the provisions hereof that would have been applicable to such Director, had such Options been granted to such Director.

6. Basic Stock Option Provisions.

     6.1 Option Price. The option price per share of any Option granted under the Plan shall be the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

     6.2 Term of Options. Subject to paragraphs (a) and (b) of this Section 6.2, Options granted hereunder shall be exercisable for a Term of ten (10) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

          6.2.1 Except as otherwise provided in the Plan, prior to its expiration or termination, any Option granted hereunder on the date the Plan becomes effective or on the first day of a Director's initial term on the Board (each, an "Initial Option") may be exercised within the following time limitations:

               (a) After one year from the date of grant, an Initial Option may be exercised as to not more than thirty percent (30%) of the Shares originally subject to the Initial Option.

               (b) After two years from the date of grant, an Initial Option may be exercised as to not more than sixty percent (60%) of the Shares originally subject to the Initial Option.

               (c) After three years from the date of the grant, an Initial Option may be exercised as to any part or all of the Shares originally subject to the Initial Option.

          6.2.2 Except as otherwise provided in the Plan, prior to its expiration or termination, any Option granted hereunder that is not an Initial Option may be exercised at any time after three years from the date of grant.

     6.3 Termination of Directorship. In the event a Director ceases to be a member of the Board (other than by reason of death or disability), then (a) an Option may be exercised by the Director (to the extent the Director shall have been entitled to do so at the time he or she ceased to be a member of the Board) at any time within seven (7) months after he or she ceases to be a member of the Board, but not beyond the Term of the Option and (b) the portion of the Option that has not vested as of the date the Director ceases to be a member of the Board shall automatically terminate.

     6.4 Death or Disability of Director. If a Director dies or becomes disabled while he or she is a member of the Board, or within seven (7) months after he or she ceases to be a Member of the Board, an Option may be exercised (to the extent the Director was entitled to do so at the time of his or her death or disability) by the Director or the Director's Successor, as the case may be, at any time within one (1) year after the Director ceases to be a member of the Board on account of such death or disability, but not beyond the Terms of the Option.

7. Exercise of Rights Under Options.

     7.1 Notice of Exercise. A Director entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment shall be made in cash or by certificates of Shares held for more than six (6) months, duly endorsed in blank equal in value to the purchase price of the Shares to be purchased based on their Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Company's Chief Financial Officer, or such other person as the Committee may designate. No fractional Shares shall be issued.

     7.2 Cashless Exercise Procedures. The Company, in its sole discretion, may establish procedures whereby a Director, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Director wishing to utilize the cashless exercise program.

8. Other Option Terms and Conditions. Each Option or each Option Agreement evidencing the grant of an Option shall contain such other terms and conditions not inconsistent herewith as shall be approved by the Committee.

9. Rights of Option Holder. The holder of an Option shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under his or her Option, except to the extent that one or more certificates for such Shares shall be issuable to the holder upon the due exercise of the Option and the payment in full of the purchase price therefor.

10. Nontransferability of Options. An Option shall not be transferable, other than: (a) by will or the laws of descent and distribution, and an Option subject to exercise may be exercised, during the lifetime of the holder of the Option, only by the holder, or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, or (b) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder.

11. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option, in cash or in shares, in an amount equal to the difference between the price at which such Option may be exercised and the then current fair market value of the Shares subject to such Option as equitably determined by the Committee). The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

12. Change in Control. Notwithstanding anything to the contrary in the Plan or in any Option Agreement, in the case of a Change in Control of the Company, each Option granted under the Plan shall terminate on the later of (a) ninety (90) days after the occurrence of such Change in Control and (b) seven (7) months following the date of grant of an Option, and an Option holder shall have the right, commencing at least five (5) days prior to such Change in Control and subject to any other limitation on the exercise of such Option in effect on the date of exercise, to immediately exercise any Option in full, without regard to any vesting limitations, to the extent it shall not have been previously exercised.

13. Forms of Options. An Option shall be granted hereunder on the date or dates specified in the Plan. Whenever the Plan provides for the receipt of an Option by a Director, the Company's Chief Financial Officer or such other person as the Committee shall appoint, shall send notice thereof to the Director, in such form as the Committee shall approve, stating the number of Shares subject to the Option, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Option Agreement, in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. Execution by the Director to whom such Option is granted of said Option Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Option.

14. Taxes.

     14.1 Right to Withhold Required Taxes. The Company shall have the right to require a person entitled to receive Shares pursuant to the exercise of an Option under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold, if any, with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Director.

     14.2 Director Election to Withhold Shares. A Director may satisfy the withholding tax liability, if any, with respect to the exercise of an Option, by having the Company withhold Shares otherwise issuable upon exercise of the Option if such Director makes an election to do so which satisfies the requirements of Rule 16b-3.

15. Termination of the Plan. The Plan shall terminate ten (10) years from the date the Plan becomes effective, and an Option shall not be granted under the Plan after that date although the terms of any Option may be amended at any date prior to the end of its Term in accordance with the Plan. Any Option outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.

16. Amendment of the Plan. The Plan may be amended at any time and from time to time by the Board. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Option theretofore granted under the Plan.

17. Delivery of Shares on Exercise. Delivery of certificates for Shares pursuant to an Option exercise may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Director to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant thereto.

18. Fees and Costs. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

19. Effectiveness of the Plan. The Plan shall become effective when approved by the Board. The Plan shall thereafter be submitted to the Company's stockholders for approval and unless the Plan is approved by the Company's stockholders at a meeting duly held in accordance with Delaware law within twelve (12) months after being approved by the Board, the Plan and all Options made under it shall be void and of no force and effect. In aid of this provision any Options granted prior to the approval of the Plan by the Company's stockholders shall be conditioned upon receipt of such approval.

20. Other Provisions. As used in the Plan, and in Option Agreements and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in Option Agreements and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof

21. Delaware Law to Govern. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

                               ACCESS BEYOND, INC.
            Proxy for Special Meeting of Stockholders - March 6, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Ronald A. Howard as Proxy, with the power to appoint a substitute, to represent and to vote, as designated below, all the shares of common stock of Access Beyond, Inc. (the "Company"), $0.01 par value per share (the "Common Stock"), held of record by the undersigned at the close of business on February 4, 1997, at the Special Meeting of Stockholders to be held on March 6, 1997, and all adjournments thereof.


     1. Approval and adoption of the Company's Amended and Restated 1996 Long Term Incentive Plan.

              |_| FOR              |_| AGAINST            |_| ABSTAIN

     2. Approval and adoption of the Company's Amended and Restated 1996 Non-employee Directors Stock Option Plan.

              |_| FOR              |_| AGAINST            |_| ABSTAIN

     3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

                           (continued on reverse side)

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, said Proxy will vote in favor of Proposal 1 and in favor of Proposal 2, and will use his discretion for any matters referred to in Item 3.

     Please sign exactly as name appears hereon.


                                          Date:________________  ___, 1997


                                          ______________________________________
                                                        (Signature)



                                          ______________________________________
                                                (Signature if held jointly)

                                          When  shares of Common  Stock are held
                                          by joint  tenants,  both should  sign.
                                          When signing as attorney, as executor,
                                          administrator,  trustee  or  guardian,
                                          please  give full title as such.  If a
                                          corporation,   please   sign  in  full
                                          corporate  name by  President or other
                                          authorized  officer.  If a partnership
                                          please sign in the partnership name by
                                          authorized  person.  Please  note  any
                                          change in your address  alongside  the
                                          address as it appears in the proxy.


PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.